EXHIBIT 10.7

                               ROGERS CORPORATION
                          2005 EQUITY COMPENSATION PLAN

                           RESTRICTED STOCK AGREEMENT


     Pursuant to the Rogers Corporation 2005 Equity Compensation Plan (the "Plan"), Rogers Corporation (the "Company") hereby grants to _____________________________ (the "Grantee"), a restricted stock award (the
"RSA") for __________ shares of capital stock of the Company (the "Capital Stock"), subject to the terms of this Agreement. The RSA is granted as of _____________________ (the "Grant Date").

     1. Acceptance of Award. The Grantee shall have no rights with respect to this RSA unless he or she shall have accepted this RSA prior to the close of business on the first business day on or after the 30th calendar day following the Grant Date by signing and delivering to the Company a copy of this RSA Agreement. Upon acceptance of this RSA by the Grantee, certificates evidencing the shares of Capital Stock so accepted shall be issued to the Grantee, and the Grantee's name shall be entered as the shareholder of record on the books of the Company. Thereupon, the Grantee shall have all the rights of a shareholder with respect to such shares, including voting rights, subject, however, to the restrictions and conditions specified in Section 2 below.

     2. Restrictions and Conditions.

          (a) Certificates, if any, evidencing the shares of Capital Stock granted herein may bear an appropriate legend, as determined by the Company in its sole discretion, to the effect that such shares are subject to restrictions as set forth herein and in the Plan, and shall remain in the possession of the Company until such shares of Capital Stock are no longer subject to the restrictions as set forth herein.

          (b) Shares of Capital Stock granted herein may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of by the Grantee prior to vesting.

          (c) If the Grantee's employment with the Company and its Subsidiaries is voluntarily or involuntarily terminated for any reason, other than death or Disability (as defined in the Plan), prior to vesting of shares of Capital Stock granted herein, the Company shall have the right, at the discretion of the Company, to repurchase such shares from the Grantee at their purchase price, if any. The Company must exercise such right of repurchase (or forfeiture if there is no purchase price) by written notice to the Grantee not later than 60 days following such termination of employment. If the Grantee's employment with the Company and its Subsidiaries is terminated due to the Grantee's death or Disability (as defined in the Plan), then this RSA shall become fully vested on such date of termination.

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     3. Vesting of RSA. The restrictions and conditions in Section 2 of this
Agreement shall lapse on the vesting date or dates as follows:
__________________________________. Subsequent to such vesting date or dates, the shares of Capital Stock on which all restrictions and conditions have lapsed shall no longer be subject to this Agreement.

     4. RSA Shares. The shares to be issued under the Plan are shares of the Capital Stock of the Company as constituted as of the date of this Agreement, subject to adjustment as provided in Section 3(b) of the Plan.

     5. Rights as a Shareholder. Dividends on shares of Capital Stock subject to the RSA shall be paid currently to the Grantee.

     6. Tax Withholding. The Grantee hereby agrees that the Grantee shall make appropriate arrangements with the Company for such income and employment tax withholding as may be required of the Company under applicable United States federal, state or local law on account of the RSA. The Grantee may satisfy the obligation(s), in whole or in part, by electing (i) to make a payment to the Company in cash, by check or by other instrument acceptable to the Company, (ii) subject to the general or specific approval of the Compensation and Organization Committee of the Board of Directors of the Company (the "Committee"), to deliver to the Company a number of already-owned shares of Capital Stock having a value not greater than the amount required to be withheld (such number may be rounded up to the next whole share), or (iii) by any combination of (i) and (ii). The value of shares to be delivered (if permitted by the Committee) shall be based on the Fair Market Value of a share of Capital Stock as of the date the amount of tax to be withheld is to be determined.

     7. The Plan. The RSA is subject in all respects to the terms, conditions, limitations and definitions contained in the Plan. In the event of any discrepancy or inconsistency between this Agreement and the Plan, the terms and conditions of the Plan shall control. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

     8. No Obligation to Continue Employment. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Grantee in employment.

     9. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

     10. Purchase Only for Investment. To insure the Company's compliance with the Securities Act of 1933, as amended, the Grantee agrees for himself or herself, the Grantee's legal representatives and estate, or other persons who acquire the right to the RSA upon his or her death, that shares will be acquired hereunder for investment purposes only and not with a view to their

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distribution, as that term is used in the Securities Act of 1933, as amended, unless in the opinion of counsel to the Company such distribution is in compliance with or exempt from the registration and prospectus requirements of that Act.

     11. Governing Law. This Agreement and the RSA shall be governed by the laws of the Commonwealth of Massachusetts, United States of America.

     12. Beneficiary Designation. The Grantee hereby designates the following person(s) as the Grantee's beneficiary(ies) to whom shall be transferred any rights under the RSA which survive the Grantee's death. If the Grantee names more than one primary beneficiary and one or more of such primary beneficiaries die, the deceased primary beneficiary's interest will be apportioned among any surviving primary beneficiaries before any contingent beneficiary receives any amount, unless the Grantee indicates otherwise in a signed and dated additional page. The same rule shall apply within the category of contingent beneficiaries. Unless the Grantee has specified otherwise herein, any rights which survive the Grantee's death will be divided equally among the Grantee's primary beneficiaries or contingent beneficiaries, as the case may be.


                            PRIMARY BENEFICIARY(IES)

       Name                           %                  Address
       ----                          ---                 -------

(a) _____________________________    ____      _________________________________

(b) _____________________________    ____      _________________________________

(c) _____________________________    ____      _________________________________



                           CONTINGENT BENEFICIARY(IES)

       Name                           %                  Address
       ----                          ---                 -------

(a) _____________________________    ____      _________________________________

(b) _____________________________    ____      _________________________________

(c) _____________________________    ____      _________________________________



     In the absence of an effective beneficiary designation, the Grantee acknowledges that any rights under the RSA which survive the Grantee's death shall be rights of his or her estate.


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                                             ROGERS CORPORATION



                                             By:
                                                --------------------------------
                                                Name:
                                                Title:


     The undersigned hereby acknowledges receipt of the foregoing RSA and agrees to its terms and conditions:



                                             -----------------------------------
                                             Grantee




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